Exhibit B

ENRON Corp & Subsidiaries Intercompany Loan Activity for the period April 1, 2005 - June 30, 2005 Notes issued from 12/2/01 to 6/30/2005

                                                                                         ---------------------------------
                                                                                         For the period 4/1/2005 through
                                                                                                    6/30/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle                                    Principle
  Type              Date                                          Maximum    & Accrued                         Accrued    & Accrued
   of    Interest    of    Maturity    Lending      Borrowing       Loan     Interest                          Interest    Interest
Security   Rate   Issuance   Date      Company       Company       Amount   03/31/2005   Advances  Repayments  06/30/05  06/30/2005*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Term     1 mo     5/7/2002 5/7/2012 Enron         Enron South    $1,750,000 $1,805,842                            $23,815 $1,829,657
Loan     LIBOR +                    Caribbean     America LLC
         250 bp                     Basin LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/20/2002 On      Enron Corp    SJG Vendor LLC   $500,000  $312,315                              $4,145   $316,460
Loan     LIBOR +           Demand
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     6/19/2002 On      Enron Corp    Portland       $2,200,000  $500,439                              $6,573   $507,012
Loan     LIBOR +           Demand                 General
         250 bp                                   Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     6/5/2002 On       Enron Corp    Enron Dutch    $6,000,000 $5,226,912    $993,000                $57,938 $6,277,850
Loan     LIBOR +           Demand                 Holdings B.V.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     8/15/2002 On      Enron North   EBF LLC        $1,000,000   $18,424                                        $18,424
Loan     LIBOR +           Demand   America Corp.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Term     1 Mo     8/30/2004 On      Enron Corp    Calypso           $50,000   $58,478      $31,537     $(438)      $1,056    $90,633
Loan     LIBOR +           Demand                 Pipeline, LLC
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     9/25/2002 On      Enron North   St. Lucie         $68,159    $1,448                                 $19     $1,467
Loan     LIBOR +           Demand   America Corp. Development
         250 bp                                   Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   5%       12/31/2000 On     Gulf Company  Enron Corp     $56,000,000 $31,265,060           $(1,077,108) $349,017 $30,536,970
Loan                       Demand   Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     10/25/2000 On     Enron Corp    Enron Global   $2,000,000  $246,805      $35,045  $(11,552)      $3,545   $273,843
Loan     LIBOR +           Demand                 LNG LLC
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     10/22/2000 On     Enron North   Pompano Beach      $1,300      $623                                  $8       $631
Loan     LIBOR +           Demand   America Corp. Energy
         250 bp                                   Center, LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     10/22/2000 On     Enron North   Brave Land       $443,500        $-                                             $-
Loan     LIBOR +           Demand   America Corp. Development
         250 bp                                   Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     11/12/2000 On     Enron Energy  Enron Corp     $150,000,000 see loan immediately below                          $-
Loan     LIBOR +           Demand   Services,                                 issued 5/2/2003 for aggregate
         250 bp                     Inc.                                      position
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     5/2/2003 On       Enron Energy  Enron Corp     $140,000,000 $144,275,870                   $3,228,246 $147,504,116
Loan     LIBOR +           Demand   Services,
         250 bp                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/3/2002 On      NETCO         Enron Corp     $250,000,000 $261,452,188                   $3,448,981 $264,901,169
Loan     LIBOR +           Demand   Holdings LLC
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Term     As       12/20/2000 As     Enron Corp    Enron       $200,000,000 $224,156,476  $147,400  $(98,675) $3,092,904 $227,298,105
Loan     Mutually          Mutually               Development
         Agreed            Agreed                 Funding Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     9/10/2002 On      Enron North   Volunteer        $211,000        $-                                             $-
Loan     LIBOR +           Demand   America Corp. Land
         250 bp                                   Development
                                                                     Company LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     7/16/2003 On      Enron North   Enron Capital    $500,000  $322,153       $2,300                 $5,955   $330,408
Loan     LIBOR +           Demand   America Corp. & Trade
         250 bp                                   Resources
                                                  Mexico
                                                  Holdings BV.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     4/5/2002 On       Southern      Enron            $600,000        $-                                             $-
Loan     LIBOR +           Demand   Cone Gas Ltd. Caribbean
         250 bp                                   Basin LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     8/25/2003 On      Enron Energy  Enron Corp     $60,000,000 $15,311,751                        $827,755 $16,139,506
Loan     LIBOR +           Demand   Services
         250 bp                     Operations,
                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     8/19/2004 On      Enron Power   Lingtec          $322,800  $312,664                              $4,260   $316,924
Loan     LIBOR +           Demand   Corp.         Constructors
         250 bp                                   L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     4/1/2002 On       Enron Corp    Enron Liquid     $200,000    $(980)                                         $(980)
Loan     LIBOR +           Demand                 Fuels, Inc.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     1/1/2002 On       Enron Liquid  Enron Corp     $1,000,000   $27,863                                        $27,863
Loan     LIBOR +           Demand   Fuels, Inc.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     3/1/2003 On       Enron Corp    Enron Fuels      $200,000  $297,019      $30,861                 $4,311   $332,191
Loan     LIBOR +           Demand                 International,
         250 bp                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     10/10/2000 On     Enron Corp    Enron Freight    $200,000  see loan immediately below                           $-
Loan     LIBOR +           Demand                 Markets Corp.              issued 1/1/2002 for aggregate
         250 bp                                                              position
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     1/1/2002 On       Enron         Enron Corp     $5,000,000  $151,987       $2,803  $(36,988)      $1,641   $119,443
Loan     LIBOR +           Demand   Freight
         250 bp                     Markets Corp.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 1 of 4

Exhibit B

ENRON Corp & Subsidiaries Intercompany Loan Activity for the period April 1,
2005 - June 30, 2005 Notes issued from 12/2/01 to 6/30/2005

                                                                                         ---------------------------------
                                                                                         For the period 4/1/2005 through
                                                                                                    6/30/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle                                    Principle
  Type              Date                                          Maximum    & Accrued                         Accrued    & Accrued
   of    Interest    of    Maturity    Lending      Borrowing       Loan     Interest                          Interest    Interest
Security   Rate   Issuance   Date      Company       Company       Amount   03/31/2005   Advances  Repayments  06/30/05  06/30/2005*
------------------------------------------------------------------------------------------------------------------------------------
Term     10.0%   12/31/2000 10/1/2005 Enron Corp  EOTT Energy    $6,211,673        $0                                             $0
Loan     per                                      Partners, L.P.
         annum
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     11/3/2003 On      Enron North   Enron Natural    $100,000  $783,957                             $10,580   $794,537
Loan     LIBOR +           Demand   America Corp. Gas Marketing
         250 bp                                   Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     11/3/2003 On      Enron North   Enron Finance    $100,000  $100,277                              $1,330   $101,608
Loan     LIBOR +           Demand   America Corp. Corp.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     6/23/2003 On      Enron         Enron Corp        $50,000  see loan below issued                                $-
Loan     LIBOR +           Demand   Operations,                              11/19/2003 for aggregate
         250 bp                     L.P.                                     position
------------------------------------------------------------------------------------------------------------------------------------
Term     1 Mo     10/3/2003 Assumed Enron Corp    Enron          $2,500,000  see loan immediately below                           $-
Loan     LIBOR +           10/8/03                Operations,                issued 11/19/2003 for aggregate
         250 bp                                   L.P. (assumed              position
                                                  by EOC
                                                  Preferred)
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     11/19/2000 On     Enron Corp    EOC              $652,906  $755,338         $250                 $9,586   $765,174
Loan     LIBOR +           Demand                 Preferred,
         250 bp                                   L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/2/2001 On      Enron Corp    Enron          $50,000,000 $43,672,449 $1,108,192  $(96,283)  $607,915 $45,292,274
Loan     LIBOR +           Demand                 Broadband
         250 bp                                   Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/2/2003 On      Enron North   EGS New           $25,000        $-                                             $-
Loan     LIBOR +           Demand   America Corp. Ventures Corp.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     5/26/2003 On      Master Land   Enron North      $800,000    $7,524                                         $7,524
Loan     LIBOR +           Demand   Development   America Corp.
         250 bp                     Holdings
                                    Company,
                                    L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/2/2001 On      Enron Corp    Enron          $10,000,000 $2,422,903                           $32,299 $2,455,202
Loan     LIBOR +           Demand                 Transportation
         250 bp                                   Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/8/2003 On      Enron Corp    EnRock, L.P.     $500,000   $86,849      $27,294                 $1,433   $115,575
Loan     LIBOR +           Demand
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/8/2003 On      Enron Corp    Enron            $500,000   $62,009      $50,790   $(5,641)      $1,257   $108,415
Loan     LIBOR +           Demand                 Communications
         250 bp                                   Leasing Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/8/2003 On      Enron Corp    Enron            $500,000  $303,722      $59,283  $(56,531)      $4,133   $310,607
Loan     LIBOR +           Demand                 Broadband
         250 bp                                   Services, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/9/2003 On       Enron North   TLS              $200,000        $-                                            $-
Loan     LIBOR +           Demand   America Corp. Investors,
         250 bp                                   L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/9/2003 On      TLS           Enron North        $5,000        $-                                             $-
Loan     LIBOR +           Demand   Investors,    America Corp.
         250 bp                     L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/8/2003 On      Enron Corp    Enron Energy     $200,000 $4,553,645    $297,903                $64,491 $4,916,039
Loan     LIBOR +           Demand                 Services,
         250 bp                                   L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo    12/11/2000 On      Enron Corp    Enron Europe   $1,700,000 $1,622,365      $6,329                $21,247 $1,649,942
Loan     LIBOR +           Demand                 Operations
         250 bp                                   (Advisor)
                                                  Limited
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/2/2001 On      Enron Corp    Enron Net  $280,000,000 $231,061,985 $7,240,852 $(652,860) $3,149,073 $240,799,051
Loan     LIBOR +           Demand                 Works LLC
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     12/2/2001 On      Enron Corp    Enron          $60,000,000 $62,664,887  $244,856 $(639,967)   $823,002 $63,092,777
Loan     LIBOR +           Demand                 Property &
         250 bp                                   Services Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo    12/18/2000 On      Enron Energy  Enron Energy      $25,000      $577                                  $8       $585
Loan     LIBOR +           Demand   Services      Information
         250 bp                     Operations,   Solutions,
                                    Inc,          Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo    10/30/2000 On      Enron         The Protane    $1,000,000  $979,575                             $12,918   $992,493
Loan     LIBOR +           Demand   Caribbean     Corporation
         250 bp                     Holdings Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo    12/22/2000 On      Enron Energy  Tenant            $25,000      $185                                  $2       $188
Loan     LIBOR +           Demand   Services      Services, Inc.
         250 bp                     Operations,
                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     2/3/2004 On       Enron          Enron Asset      $25,000       $76                                  $1        $77
Loan     LIBOR +           Demand   Transportation Management
         250 bp                     Services, LLC  Resources,
                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     2/3/2004 On       Enron          Enron            $25,000        $-                                             $-
Loan     LIBOR +           Demand   Transportation Pipeline
         250 bp                     Services, LLC  Services
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     4/12/2004 On      Enron         Enron Corp     $30,000,000      $52       $7,688  $(32,028)      $(228)  $(24,515)
Loan     LIBOR +           Demand   Operations
         250 bp                     Services, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 2 of 4

Exhibit B

ENRON Corp & Subsidiaries Intercompany Loan Activity for the period April 1,
2005 - June 30, 2005 Notes issued from 12/2/01 to 6/30/2005

                                                                                         ---------------------------------
                                                                                         For the period 4/1/2005 through
                                                                                                    6/30/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle                                    Principle
  Type              Date                                          Maximum    & Accrued                         Accrued    & Accrued
   of    Interest    of    Maturity    Lending      Borrowing       Loan     Interest                          Interest    Interest
Security   Rate   Issuance   Date      Company       Company       Amount   03/31/2005   Advances  Repayments  06/30/05  06/30/2005*
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     4/14/2004 On      SE            Enron Corp     $60,000,000 $62,508,273                        $827,755 $63,336,029
Loan     LIBOR +           Demand   Acquisition,
         250 bp                     L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     4/14/2004 On      Merlin        Enron Corp     $15,000,000 $15,627,068                        $206,939 $15,834,007
Loan     LIBOR +           Demand   Acquisition,
         250 bp                     L.P.
------------------------------------------------------------------------------------------------------------------------------------
Term     1 Mo     4/16/2004 On      Enron North   JILP-L.P.,       $600,000  $528,002                              $6,987   $534,989
Loan     LIBOR +           Demand   America Corp. Inc.
         250 bp            or
                           4/16/2009
------------------------------------------------------------------------------------------------------------------------------------
Term     1 Mo     4/16/2004 On      Enron North   Enron Capital    $650,000  $608,694         $147                 $7,986   $616,827
Loan     LIBOR +           Demand   America Corp. Corp.
         250 bp            or
                           4/16/2009
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 Mo     6/17/2004 On      Enron Corp    Cherokee         $500,000   $75,187                              $1,019    $76,206
Loan     LIBOR +           Demand                 Finance
         250 bp                                   Partners,
                                                  V.o.F.i.l.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/29/2004 On      Enron Corp    Smith Street   $55,000,000 $1,107,916   $202,088 $(142,204)     $15,561 $1,183,361
Loan     LIBOR +           Demand                 Land Company
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     8/3/2004 On       Smith Street  Enron Corp     $50,000,000      $60                                            $60
Loan     LIBOR +           Demand   Land Company
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/29/2004 On      Enron Corp    Louisiana Gas     $25,000   $59,876      $29,863   $(2,642)      $1,067    $88,163
Loan     LIBOR +           Demand                 Marketing
         250 bp                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/29/2004 On      Enron Corp    Louisiana         $50,000   $47,446      $29,127   $(9,395)        $828    $68,006
Loan     LIBOR +           Demand                 Resources
         250 bp                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/29/2004 On      Enron Corp    LGMI, Inc.        $25,000       $86      $29,127   $(9,395)        $186    $20,004
Loan     LIBOR +           Demand
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     8/10/2004 On      Enron Corp    Enron Power       $25,000   $99,655      $63,727      $(32)      $1,948   $165,298
Loan     LIBOR +           Demand                 Holdings Corp.
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     8/10/2004 On      Enron Corp    Enron Capital     $25,000    $1,286                                 $17     $1,303
Loan     LIBOR +           Demand                 LLC
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     3/15/2004 On      Enron Corp    Enron North       None     $152,442  $17,307,931 $(3,106,473) $135,281 $14,489,181
Loan     LIBOR +           Demand                 America Corp
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/16/2002 On      Enron North   Roseville      $25,000,000 $1,308,795                           $16,559 $1,325,354
Loan     LIBOR +           Demand   America Corp
         250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/11/2002 On      Enron North   Midway         $25,000,000 $336,936                              $4,457   $341,393
Loan     LIBOR +           Demand   America Corp  Development
         250 bp                                   Company LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/11/2002 On      Enron Corp    Enron          $1,000,000  $172,769      $56,836     $(880)      $2,866   $231,591
Loan     LIBOR +           Demand                 Renewable
         250 bp                                   Energy Corp
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/11/2002 On      Enron Corp    Enron LNG        $100,000        $-                                             $-
Loan     LIBOR +           Demand                 Power
         250 bp                                   (Atlantic) LTD
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     3/31/2005 On      Enron Corp    Portland       $7,000,000 $7,049,706                            $96,571 $7,146,277
Loan     LIBOR +           Demand                 General
         250 bp                                   Holdings,
                                                  Inc. Umbrella
                                                  Trust
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/13/2005 On      Enron Corp.   Zond              $10,000        $-         $853                     $4       $857
Loan     LIBOR +           Demand                 Windsystems
         250 bp            or                     Management II
                           04/13/2010             LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/13/2005 On      Enron Corp.   Zond              $10,000        $-         $853                     $4       $857
Loan     LIBOR +           Demand                 Windsystems
         250 bp            or                     Management
                           04/13/2010             III LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/13/2005 On      Enron Corp.   Zond              $10,000        $-         $853                     $4       $857
Loan     LIBOR +           Demand                 Windsystems
         250 bp            or                     Management IV
                           04/13/2010             LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     4/13/2005 On      Enron Corp.   Zond              $10,000        $-         $853                     $4       $857
Loan     LIBOR +           Demand                 Windsystems
         250 bp            or                     Management V
                           04/13/2010             LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/10/2005 On      Enron Corp.   Enron             $50,000        $-         $200                     $2       $202
Loan     LIBOR +           Demand                 International
         250 bp            or                     Development
                           05/10/2010             Services LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/10/2005 On      Enron Corp.   Enron             $50,000        $-         $200                     $2       $202
Loan     LIBOR +           Demand                 Preferred
         250 bp            or                     Funding II,
                           05/10/2010             L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/10/2005 On      Enron Corp.   Fishtail LLC      $50,000        $-         $200                     $2       $202
Loan     LIBOR +           Demand
         250 bp            or
                           05/10/2010
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 3 of 4

Exhibit B

ENRON Corp & Subsidiaries Intercompany Loan Activity for the period April 1,
2005 - June 30, 2005 Notes issued from 12/2/01 to 6/30/2005

                                                                                         ---------------------------------
                                                                                         For the period 4/1/2005 through
                                                                                                    6/30/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle                                    Principle
  Type              Date                                          Maximum    & Accrued                         Accrued    & Accrued
   of    Interest    of    Maturity    Lending      Borrowing       Loan     Interest                          Interest    Interest
Security   Rate   Issuance   Date      Company       Company       Amount   03/31/2005   Advances  Repayments  06/30/05  06/30/2005*
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/10/2005 On      Enron Corp.   Enron             $50,000        $-         $200                     $2       $202
Loan     LIBOR +           Demand                 Northwest
         250 bp            or                     Assets, LLC
                           05/10/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/10/2005 On      Enron Corp.   Enron             $50,000        $-         $200                     $2       $202
Loan     LIBOR +           Demand                 Northwest
         250 bp            or                     Finance, LLC
                           05/10/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/19/2005 On      Enron Corp.   Enron Global      $25,000        $-      $95,688   $(3,831)        $860    $92,717
Loan     LIBOR +           Demand                 Power &
         250 bp            or                     Pipelines
                           05/19/2010             L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/20/2005 On      Enron Corp.   ES Power I LLC    $50,000        $-         $305                     $1       $306
Loan     LIBOR +           Demand
         250 bp            or
                           05/20/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/20/2005 On      Enron Corp.   ES Power 3 LLC    $50,000        $-      $27,242                           $27,242
Loan     LIBOR +           Demand
         250 bp            or
                           05/20/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/25/2005 On      Enron Corp.   ET Power 3 LLC    $50,000        $-         $305                     $1       $306
Loan     LIBOR +           Demand
         250 bp            or
                           05/25/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     5/25/2005 On      Enron Corp.   Tombstone         $50,000        $-         $663                     $3       $666
Loan     LIBOR +           Demand                 Assets, L.L.C.
         250 bp            or
                           05/25/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/8/2005 38,564.00 Enron         Enron            $300,000        $-                                           $-
Loan     LIBOR +                    Capital &     Holdings 1,
         250 bp                     Trade         S.L.
                                    Resources
                                    International
                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron North   Enron Capital  $1,497,253        $-       $2,700                    $13     $2,712
Loan     LIBOR +           Demand   America Corp. Corp.
         250 bp            or
                           06/13/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron North   Antelope          $48,861        $-                                             $-
Loan     LIBOR +           Demand   America Corp. Valley Energy
         250 bp            or                     Facility,
                           06/13/2010             L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron Expat   Enron             $38,814        $-                                             $-
Loan     LIBOR +           Demand   Services Inc. Overseas
         250 bp            or                     Services Corp.
                           06/13/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron Wind    Tacke Wind        $22,622        $-                                             $-
Loan     LIBOR +           Demand   LLC           Energy India
         250 bp            or                     Private
                           06/13/2010             Limited
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron Corp.   Enron              $6,265        $-         $930                     $9       $939
Loan     LIBOR +           Demand                 Investment
         250 bp            or                     Partners Co.
                           06/13/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On       Enron Corp.   EBS                $1,956        $-                                            $-
Loan     LIBOR +           Demand                 Investments,
         250 bp            or                     L.L.C.
                           06/13/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron Corp.   Sequoia           $25,159        $-                                             $-
Loan     LIBOR +           Demand                 Financial
         250 bp            or                     Assets LLC
                           06/13/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron Corp.   EGEP Services        $351        $-                                             $-
Loan     LIBOR +           Demand                 Inc.
         250 bp            or
                           06/13/2010
------------------------------------------------------------------------------------------------------------------------------------
Demand   1 mo     6/13/2005 On      Enron South   Enron             $21,892        $-                                             $-
Loan     LIBOR +           Demand   America LLC   Comercializadora
         250 bp            or                     de Energia
                           06/13/2010             Ltda.
------------------------------------------------------------------------------------------------------------------------------------


* Balance at 6/30/2005 includes allocations as advances and/or repayments on the outstanding loan balance as applicable.


                                                                                                                         Page 3 of 4
